__________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
November 14, 2013 (November 13, 2013)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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US 2155496v.3

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 13, 2013, the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Company”) adopted an amendment and restatement of the Company’s by-laws (the “Amended By-Laws”), effective as of such date. Below is a brief description of the amendments made to the Amended By-Laws:

•
The Amended By-Laws provide that an annual meeting may be adjourned by the Chairman (or other presiding officer at an annual meeting) for any reason until the Chairman or other presiding officer determines that the business to be conducted at the meeting is completed.

•
The Amended By-Laws provide that a stockholder seeking to submit a proposal at an annual meeting must submit advance notice to the Company between 90 and 120 days prior to the anniversary of the prior year’s annual meeting.

•
The Amended By-Laws provide that the record date for determining stockholders entitled to act by written consent without a meeting not be more than 10 days after the date on which the resolution fixing the record date is adopted by the Board.

•
For greater transparency and to improve the ability of the Company and its stockholders to make informed decisions with respect to nominations of directors, stockholder proposals and stockholder actions by written consent:

◦
The Amended By-Laws expand the disclosure that a stockholder seeking to nominate a director candidate or to submit a proposal at an annual meeting must include in its notice to the Company. Such notice must include information concerning the proposing stockholder’s derivative interests, voting agreements and interests in the nomination or proposal. This information must be provided with respect to the proposing stockholder as well as persons acting in concert with the stockholder and their respective affiliates.

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The Amended By-Laws require any director nominee to deliver to the Company (1) a completed questionnaire regarding such person’s background and qualifications and (2) a representation and agreement that addresses voting commitments with respect to such nominee’s service as a director, third party compensation arrangements and compliance with corporate governance requirements.

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The Amended By-Laws provide that the stockholder notice to the Company seeking to fix a record date with respect to an action by written consent of stockholders without a meeting must include the items required in a stockholder notice with respect to a nomination or proposal at a stockholder meeting, including the expanded disclosure described above.

The foregoing summary description of the amendments made in the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition to the amendments described above, the Amended By-Laws include conforming and other non-substantive changes.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of HollyFrontier Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer

Date:    November 14, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of HollyFrontier Corporation.